As filed with the Securities and Exchange Commission on May 20, 2005.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 20, 2005 (May 19, 2005)

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 State Road, Princeton, N.J. 08540-1437

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MEDAREX, INC.

TABLE OF CONTENTS

FOR

CURRENT REPORT ON FORM 8-K

Item 1.01	Entry into a Material Agreement

Item 5.02	Election of Director

Item 9.01	Financial Statements and Exhibits.

Signature

Item 1.01.                                         Entry into a Material Agreement.

            On May 19, 2005, the shareholders of Medarex, Inc. approved the 2005 Equity Incentive Plan, a copy of which is incorporated by reference into this Current Report on Form 8-K.

Item 5.02.                                         Election of Directors.

            On May 19, 2005, the shareholders of Medarex, Inc. elected Dr. Patricia M. Danzon and Mr. Michael A. Appelbaum to serve as directors for three-year terms ending at the 2008 annual meeting of shareholders.  Additional information on Mr. Appelbaum and Dr. Danzon is set forth in the Medarex Proxy Statement filed with the Securities and Exchange Commission on April 8, 2005.

Item 9.01                                            Financial Statements and Exhibits.

(c)                                  Exhibits.  The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number

99.1	Medarex, Inc. 2005 Equity Incentive Plan, incorporated by reference to Appendix B to Medarex, Inc.’s Proxy Statement filed with the SEC on April 8, 2005. (File No. 000-19312).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: May 20, 2005	By:	/s/ Christian S. Schade
Christian S. Schade
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Medarex, Inc. 2005 Equity Incentive Plan, incorporated by reference to Appendix B to Medarex, Inc.’s Proxy Statement filed with the SEC on April 8, 2005. (File No. 000-19312).